SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) December 15, 2005
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

















ITEM 8.01.  OTHER EVENTS.

On December 21, 2005, the AMCON Distributing Company issued a press release providing an update on recent events relating to the sale of AMCON's non-distribution businesses and related matters, including an extension of the deadline established by AMCON's bank lenders for the sale or liquidation of AMCON's bottled water businesses from December 10, 2005 to December 31, 2005. In addition, AMCON also announced in the press release the recent decision by District Court of the Fifth Judicial District of the State of Idaho with respect to AMCON's pending litigation involving the validity of the approval by the stockholders of Trinity Springs Ltd. (now named Crystal Paradise Holdings, Inc.) of the sale of the business and assets of Trinity Springs Ltd. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1              Press release, dated December 21, 2005


                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: December 21, 2005         By :     Michael D. James
                                         -------------------------
                                Name:    Michael D. James
                                Title:   Vice President &
                                           Chief Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1             Press release, dated December 21, 2005













                              Exhibit 99.1

                              NEWS RELEASE

       AMCON PROVIDES UPDATE ON SALE OF NON-DISTRIBUTION BUSINESSES,
            BANK LOAN AGREEMENT AND TRINITY SPRINGS LITIGATION


Omaha, NE, December 21, 2005   AMCON Distributing Company (AMEX:DIT), an
Omaha, NE based consumer products company, announced on October 21, 2005 that it had entered into a letter of intent ("LOI") with William F. Wright, its Chairman of the Board, Chief Executive Officer and largest stockholder, for the proposed acquisition of 80% of the outstanding common stock of The Healthy Edge, Inc. ("THE") which is currently a direct wholly-owned subsidiary of AMCON. The LOI contemplated that THE would own, at the time of closing of the proposed acquisition, 100% of the equity of Health Food Associates, Inc. (d/b/a Akin's Natural Food Market), Chamberlin's Natural Foods, Inc. (d/b/a Chamberlin's Market and Cafe), and Hawaiian Natural Water Company, Inc. ("HNWC"), as well as 85% of the equity of Trinity Springs, Inc. ("TSI"), each of which are currently direct or indirect subsidiaries of AMCON.

The LOI also contemplated that the closing for the purchase of THE stock would occur by December 12, 2005. This timing generally coincided with an amendment to the loan agreement for the Company's revolving credit facility with its bank lenders requiring the bottled water businesses of HNWC and TSI to be sold or liquidated by December 10, 2005. The bank lenders recently extended this date to December 31, 2005.

AMCON is continuing to negotiate the terms of the potential acquisition with Mr. Wright, who is one of the proposed investors in a limited liability company formed to effect such acquisition. These negotiations have been complicated by, among other things, a recent ruling by the District Court of the Fifth Judicial District of the State of Idaho which recently granted the plaintiff's motion for partial summary judgment declaring that the stockholders of Trinity Springs Ltd. (which subsequently changed its name to Crystal Paradise Holdings, Inc.) did not validly approve the sale of its business and assets to TSI, AMCON's subsidiary, because the vote of certain shares issued as a dividend should not have been counted. The District Court has not yet ruled on whether money damages or rescission of the sale transaction and related matters will be ordered as the relief in this action. AMCON and TSI have filed a motion seeking an order requiring the plaintiffs to show the details, terms and conditions of their proposed rescission remedy and the plaintiffs' ability, if any, to effectuate such a remedy. A rescission remedy would require the plaintiffs to restore the parties to their position prior to the asset transaction, including the return of the consideration paid by TSI in the transaction and subsequently invested in or loaned to TSI by AMCON and other affiliated parties.





AMCON's bank lenders will not allow additional funds to be invested in or loaned to TSI by AMCON or its other subsidiaries. The uncertainty created by the District Court's ruling make it unlikely that TSI will be able to raise additional capital, at least until either (i) the District Court issues the order referenced above and plaintiffs clarify their ability to effect rescission, or (ii) a negotiated settlement is reached with the plaintiffs and Crystal Paradise Holdings, Inc. If these events do not occur with sufficient lead time before TSI runs out of operating cash, TSI may be placed into Chapter 11 bankruptcy and may not be included as part of any sale transaction with the limited liability company in which Mr. Wright will be an investor.

AMCON is a leading wholesale distributor of consumer products including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akin's Natural Foods Market. Hawaiian Natural Water Company, Inc. produces and sells natural spring water under the Hawaiian Springs label in Hawaii and other foreign markets and purified bottled water on the Island of Oahu in Hawaii. The natural spring water is bottled at the source on the Big Island of Hawaii. Trinity Springs, Inc. produces and sells geothermal bottled water and a natural mineral supplement under the Trinity label and recently introduced a vitamin enhanced beverage product under the Trinity Enhanced label. The water and mineral supplement are both bottled at the base of the Trinity Mountains in Paradise, Idaho, one of the world's deepest known sources. Trinity Springs also distributes Hawaiian Springs on the U.S. mainland.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com


FOR FURTHER INFORMATION CONTACT:
Michael D. James
Chief Financial Officer
AMCON Distributing Company
Tel 402-331-3727
Fax 402-331-4834
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